Prospectus Supplement

August 29, 2014

E.I.I. Realty Securities Trust

SUPPLEMENT DATED AUGUST 29, 2014

TO THE PROSPECTUS DATED OCTOBER 29, 2013

Effective September 5, 2014, Suang Eng Tsan will no longer be associated with EII Realty Securities, Inc. (the Adviser) and will no longer have responsibilities with regard to E.I.I. International Property Fund (the “International Fund”). Accordingly, all references to Suang Eng Tsan in the Prospectus are hereby deleted.

Effective September 5, 2014 Michael Wong will serve as a Portfolio Manager of the International Fund with Alfred C. Otero. Mr. Wong has previously served as a Senior Analyst of the International Fund since 2012 and is responsible for coverage of Asian REITs and Japanese property equities. Mr. Wong has been a Vice President of EII Capital Management Pte. Ltd. since 2012. Prior to joining EII Mr. Wong served as an Assistant Fund Manager for an international investment company where he was responsible for the management of the Asian property securities portfolio as well as coverage of the Hong Kong, Chinese and Japanese property markets. He began his career in the risk management department of an overseas bank. Mr. Wong graduated from the National University of Singapore with a Bachelor’s degree and is a CFA Charterholder.

Please retain this Supplement for future reference.

Statement of Additional Information Supplement

August 29, 2014

E.I.I. Realty Securities Trust

SUPPLEMENT DATED AUGUST 29, 2014

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED OCTOBER 29, 2013

Effective September 5, 2014, Suang Eng Tsan will no longer be associated with EII Realty Securities, Inc. (the Adviser) and will no longer have responsibilities with regard to E.I.I. International Property Fund (the “International Fund”). Accordingly, all references to Suang Eng Tsan in the Statement of Additional Information are hereby deleted.

Please retain this Supplement for future reference.